Warburg Pincus Advisor Funds                                    October 31, 1998

International Equity Fund

Emerging Markets Fund

Global Post-Venture Capital Fund


                                       A

                                 ANNUAL REPORT

               More complete information about the funds, including charges and expenses, is provided in the Prospectus, which must precede or accom-pany this document and which should be read carefully before investing. You may obtain additional copies by calling 800-369-2728 or by writing to Warburg Pincus Advisor Funds, P.O. Box 9030, Boston, MA 02205-9030.

                                     [LOGO]
                                ASSET MANAGEMENT

From time to time, the funds' investment adviser and co-administrators may waive some fees and/or reimburse some expenses, without which performance would be lower. Waivers and/or reimbursements are subject to change.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less than original cost.

International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

The views of the funds' management are as of the date of the letters and portfolio holdings described in this document are as of October 31, 1998; these views and portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

WARBURG PINCUS ADVISOR INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus International Equity Fund (the "Fund") is long-term capital appreciation. The Fund pursues its objective by investing primarily in a broadly diversified portfolio of equity securities of companies that have their principal business activities and interests outside the U.S.

     For the 12 months ended October 31, 1998, the Fund had a loss of 6.49%, vs. a gain of 4.51% for the Morgan Stanley All Country World Excluding the U.S. ("MSCI") Index.

     The period saw a marked divergence in performance among foreign stock markets. European markets enjoyed impressive gains, benefiting from a host of factors, including low inflation, falling interest rates and optimism regarding the approach of European Monetary Union. Markets elsewhere saw far less favorable results. Among developed markets, Japan was a noteworthy casualty, weighed down by mounting concerns over its economy and in particular its troubled banking sector. Emerging markets suffered sharp losses across the board, as the economic and financial contagion that began following the Thai baht devaluation in mid-1997 continued to spread, dragging down markets from Asia to Eastern Europe to Latin America.

     Set against this backdrop, Warburg Pincus International Equity Fund suffered a disappointing performance, falling 6.12% over the 12 months and underperforming its benchmark by a considerable margin. This reflected both untimely regional allocations and weakness in specific stocks. Regional allocations that hurt the Fund included its Latin American exposure, which, while a relatively small portion of the Fund's assets through the period (approximately 3% to 5%), proved a considerable liability, given the substantial declines suffered by that region's stock markets. Also exerting a sizable drag on the Fund's performance was its relatively high level of exposure to the Asia-Pacific region heading into the period (we subsequently reduced that exposure significantly), as these markets were then in the throes of a substantial sell-off triggered by Thailand's currency devaluation. The Fund was also hurt significantly on an opportunity-cost basis by its underweighting in Europe in the first few months of 1998, a period that saw those markets rally strongly.

     Poor showings in individual stocks also took a toll on the Fund's returns. In Europe, the Fund maintained a fairly large weighting in economically sensitive stocks through the period, based on our view that there was considerable value to be found in the group. This served the Fund well for a time but ultimately proved costly, as these stocks sold off heavily (and, we would argue, indiscriminately) in August and September amid the global market sell-off and widening fears of global recession. The Fund also had a

WARBURG PINCUS ADVISOR INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

fair weighting in European financial stocks heading into that period, and these too fell sharply, largely due to worries over these companies' exposure to Russia and other emerging markets.

     All told, it was a disappointing and frustrating year for the Fund and, obviously, our shareholders. We believe, though, that with the recent return of a degree of stability to global financial markets, our investment discipline -- which is fundamentally driven and seeks to identify undervalued stocks that have the potential for strong gains over an 18- to 24-month period -- stands to generate far better results going forward. Much of the extreme volatility in the markets during the reporting period was emotionally, rather than rationally, driven, with investors abandoning companies, countries and whole regions based on knee-jerk, fear-based reactions. This worked to the advantage of certain investment styles (e.g., "momentum" investing), but weighed heavily on those of us who employ a more-patient, longer-term, stock-by-stock approach to the markets. Thankfully, however, a calmer, more-rational mindset seems to have returned to the markets during the past several months, one in which investors appear to be valuing companies based primarily on fundamentals, rather than emotion, and this is an environment in which we believe our methodology and research efforts can add a considerable amount of value. (As evidence of how our approach has served shareholders over time, we would point to the Fund's since-inception performance vs. its benchmark. The Fund has achieved a 9.48% average annual return since commencing operations in 1989, vs. a same-period return of 4.56% for the MSCI Index.)

     We would therefore encourage investors to stay the course, and continue to view the Fund's performance, and in fact that of all international investments, from a longer-term perspective, since that is the view we take in structuring the portfolio. In turn, know that we will continue to strive to identify the most attractive companies and the best candidates for long-term appreciation within the international arena, as we have always done. We are hopeful that those efforts will allow us to report vastly improved performance numbers to you at this time next year.

Richard H. King                     Harold W. Ehrlich
Portfolio Manager                   Associate Portfolio Manager

P. Nicholas Edwards                 Vincent J. McBride
Associate Portfolio Manager         Associate Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods.

WARBURG PINCUS ADVISOR INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR
        INTERNATIONAL EQUITY FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Warburg Pincus Advisor International Equity Fund (the "Fund") from April 5, 1991 (inception) to October 31, 1998, compared to the Morgan Stanley All Country World Excluding the U.S. Index ("MSCI")* for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                    International             MSCI-All Country World ex US
                    -------------             ----------------------------
Apr-91                 10000.00                      10000.00
Apr-91                  9847.79                      10127.90
May-91                 10000.00                      10260.78
Jun-91                  9519.33                       9580.69
Jul-91                 10069.85                      10029.74
Aug-91                  9993.39                       9835.87
Sep-91                 10337.46                      10327.86
Oct-91                 10444.50                      10478.13
Nov-91                 10062.20                      10018.45
Dec-91                 10409.25                      10520.28
Jan-92                 10510.39                      10429.59
Feb-92                 10417.03                      10098.66
Mar-92                 10222.54                       9507.69
Apr-92                 10401.47                       9534.12
May-92                 10821.58                      10089.67
Jun-92                 10346.63                       9613.44
Jul-92                  9909.67                       9392.33
Aug-92                  9933.07                       9862.04
Sep-92                  9753.61                       9641.72
Oct-92                  9519.52                       9248.92
Nov-92                  9738.00                       9314.95
Dec-92                  9906.62                       9378.48
Jan-93                 10143.06                       9376.14
Feb-93                 10363.73                       9686.49
Mar-93                 11025.75                      10486.40
Apr-93                 11679.88                      11386.24
May-93                 11884.79                      11623.98
Jun-93                 11606.20                      11477.98
Jul-93                 12031.97                      11842.07
Aug-93                 12788.89                      12447.19
Sep-93                 12733.70                      12202.98
Oct-93                 13332.93                      12638.87
Nov-93                 13104.28                      11735.07
Dec-93                 14917.11                      12714.94
Jan-94                 16323.50                      13756.81
Feb-94                 15936.35                      13629.83
Mar-94                 14648.48                      13000.95
Apr-94                 14956.62                      13454.16
May-94                 15446.48                      13468.96
Jun-94                 15225.25                      13561.36
Jul-94                 15730.92                      13811.57
Aug-94                 16410.41                      14284.61
Sep-94                 16031.16                      13985.07
Oct-94                 16102.27                      14316.09
Nov-94                 15406.98                      13635.08
Dec-94                 14878.77                      13618.71
Jan-95                 13592.75                      12961.75
Feb-95                 13348.57                      12890.07
Mar-95                 14219.48                      13608.30
Apr-95                 14642.73                      14092.08
May-95                 14626.45                      14016.26
Jun-95                 14479.45                      13821.58
Jul-95                 15392.06                      14574.58
Aug-95                 15620.21                      14056.30
Sep-95                 15962.43                      14316.35
Oct-95                 15612.06                      13935.82
Nov-95                 15848.36                      14227.21
Dec-95                 16345.02                      14781.22
Jan-96                 16805.33                      14946.33
Feb-96                 16830.43                      14948.87
Mar-96                 16989.45                      15239.48
Apr-96                 18002.12                      15781.09
May-96                 17608.77                      15517.86
Jun-96                 17818.00                      15609.57
Jul-96                 16930.86                      15073.85
Aug-96                 17081.51                      15160.52
Sep-96                 17349.32                      15532.87
Oct-96                 17156.83                      15372.88
Nov-96                 17893.32                      15956.59
Dec-96                 17989.65                      15764.31
Jan-97                 17980.96                      15487.01
Feb-97                 18172.16                      15777.71
Mar-97                 18024.42                      15751.51
Apr-97                 18372.04                      15895.17
May-97                 19623.50                      16855.40
Jun-97                 20457.80                      17795.08
Jul-97                 21066.14                      18160.06
Aug-97                 19293.25                      16771.36
Sep-97                 20153.63                      17619.32
Oct-97                 17850.60                      16070.58
Nov-97                 17293.66                      15865.20
Dec-97                 17117.27                      16035.28
Jan-98                 17168.62                      16510.88
Feb-98                 18445.97                      17634.61
Mar-98                 19510.30                      18230.84
Apr-98                 20017.57                      18343.14
May-98                 19967.52                      17987.47
Jun-98                 19258.67                      17907.42
Jul-98                 19553.33                      18080.05
Aug-98                 16573.40                      15522.63
Sep-98                 15812.69                      15203.95
Oct-98                 16695.03                      16795.95


    Average Annual Total Returns for periods ended 10/31/98 (Advisor Shares)

                                 1 year -6.49%

                                  5 year 4.60%

                         Since Inception (4/5/91) 6.99%




                                                               FUND
                                                               ----
1 Year Total Return (9/30/97 to 9/30/98)....................  -21.55%
5 Year Average Annual Total Return (9/30/93 to 9/30/98).....    4.42%
Average Annual Total Return Since Inception (5/02/89 to
  9/30/98)..................................................    6.30%

WARBURG PINCUS ADVISOR INTERNATIONAL EQUITY FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     In past annual reports, we have compared the Fund's performance to that of the Morgan Stanley Europe, Australasia and Far East Index ("EAFE").** We believe that the MSCI Index, which measures the performance of many issuers from emerging markets in addition to issuers from countries included in the EAFE Index, is a more descriptive benchmark for the Fund. The following compares EAFE, MSCI and the Fund's annual value for the fiscal year ended October 31.

                                                     EAFE      MSCI      FUND
                                                     ----      ----      ----
1991                                                $10,410   $10,478   $10,445
1992                                                  9,035     9,249     9,520
1993                                                 12,419    12,639    13,333
1994                                                 13,674    14,316    16,102
1995                                                 13,624    13,936    15,612
1996                                                 15,051    15,373    17,157
1997                                                 15,748    16,071    17,851
1998                                                 17,266    16,796    16,695

------------------
 * The Morgan Stanley All Country World Excluding the U.S. Index is a market-capitalization weighted index of companies listed on stock exchanges outside of the United States.
** The Morgan Stanley Europe, Australasia and Far East Index is an unmanaged index of international equities (with no defined investment objective) that includes reinvestment of dividends, and is the exclusive property of Morgan Stanley & Co., Incorporated.

WARBURG PINCUS ADVISOR EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Emerging Markets Fund (the "Fund") is growth of capital. The Fund pursues its objective by investing primarily in equity securities of non-U.S. issuers consisting of companies in emerging securities markets.

     For the 12 months ended October 31, 1998, the Fund had a loss of 37.71%, vs. a loss of 30.98% for the Morgan Stanley Emerging Markets Free Index.

     To say that the period was a difficult one for emerging markets would be an understatement. The markets were battered by one negative development after another: a sharp economic and financial contraction across the Asian-Pacific region following Thailand's currency devaluation in mid-1997, which persisted through the period; an economic and political meltdown in Russia in August, which triggered a full-scale investor retreat from any and all forms of risk, particularly emerging markets; and finally a settling of market contagion on Latin America, most notably Brazil, the region's economic giant. Not surprisingly, investor sentiment toward the asset class was decidedly poor through most if not all of the period, with many markets suffering outsized losses and only a handful managing gains.

     Warburg Pincus Emerging Markets Fund's performance suffered proportionately, hurt by the markets' broad weakness and by poor showings from a number of individual stocks. In terms of general strategy through the period, we attempted to strike a balance between avoiding the worst of the markets' volatility and positioning the Fund for the longer term (i.e., buying battered stocks whose longer-term prospects we viewed favorably, near-term weakness notwithstanding). In practice, this translated into a relatively small presence in Southeast Asia through most of the 12 months, and highly focused exposure to the rest of the Asia-Pacific region; relatively large weightings in some of the smaller Middle Eastern, Eastern European and European markets (e.g., Poland), several of which enjoyed somewhat of a safe-haven status through much of the period; and a fairly large stake in Latin America, concentrated most heavily in Brazil. While these allocations met with mixed results -- the Fund's Latin American exposure, in particular, proved quite costly at the end of the period, given the sharp sell-off in the region's markets -- we believe we did succeed in assembling a portfolio of attractively valued securities, one that has the potential to show far more favorable results over a more extended time horizon.

WARBURG PINCUS ADVISOR EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     Though emerging markets obviously proved a less-than-timely investment through the period, and in fact have given little cause for cheer over most of the past several years, we see grounds for optimism heading into 1999. Several hoped-for developments, including an international financial-support package for Brazil and an economic-stimulus package for Japan (whose economy has a significant impact on the rest of the Asia-Pacific region), have materialized in recent weeks, and the effects thus far on investor psychology have been fairly dramatic, witnessed by the explosive rallies in a number of markets. Several emerging-market economies, including some of the previously hardest-hit in the Asia-Pacific region, have also begun to show signs of improvement (aided by a significant decline in interest rates), far earlier than most economists and analysts had anticipated. The combination of improved sentiment and a strengthening macroeconomic backdrop, coupled with the considerable amount of value now present in these markets -- emerging-market equities currently trade at extremely attractive valuations vs. their developed-market counterparts -- suggests a far better environment for emerging markets in 1999 than they experienced in 1998.

     Accordingly, we are optimistic, and believe the Fund is well-positioned in terms of its regional allocations and specific holdings to benefit from a recovery. As ever, though, we would encourage investors to approach the asset class with realistic expectations. These markets can be extremely volatile over the short term, as evidenced by the past 12 months, and individuals with a relatively low tolerance for risk would probably be best served by choosing a more conservative investment. For those with a longer-term investment horizon and a sufficiently high threshold for risk, however, we believe emerging markets offer the potential for very attractive returns going forward, and that they are well worthy of consideration.

Richard H. King                     Vincent J. McBride
Co-Portfolio Manager                Co-Portfolio Manager

  International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods; these risks are generally heightened for emerging-market investments.

WARBURG PINCUS ADVISOR EMERGING MARKETS FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR
          EMERGING MARKETS FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor Emerging Markets Fund (the "Fund") from December 30, 1994 (inception) to October 31, 1998, compared to the Morgan Stanley Emerging Markets Free Index ("MSCI")* for the same time periods.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

                   Emerging Markets      MS-Emerging Markets Free Index
                   ----------------      ------------------------------
Dec-94                10000.00                      10000.00
Jan-95                 9860.00                       8936.20
Feb-95                 9890.00                       8707.08
Mar-95                10410.00                       8762.45
Apr-95                10570.00                       9155.54
May-95                11230.00                       9642.52
Jun-95                10928.00                       9671.06
Jul-95                11770.16                       9888.08
Aug-95                11639.82                       9655.31
Sep-95                11840.34                       9609.64
Oct-95                11329.03                       9241.98
Nov-95                11248.82                       9077.20
Dec-95                11702.72                       9479.77
Jan-96                12422.10                      10153.50
Feb-96                12553.82                       9992.26
Mar-96                12867.92                      10070.00
Apr-96                13931.81                      10472.60
May-96                13577.18                      10426.10
Jun-96                13415.06                      10491.16
Jul-96                12452.50                       9774.30
Aug-96                12523.43                      10024.42
Sep-96                12746.34                      10111.23
Oct-96                12371.44                       9841.77
Nov-96                12746.34                      10007.11
Dec-96                12842.49                      10052.14
Jan-97                13653.38                      10737.70
Feb-97                13977.74                      11197.70
Mar-97                13663.52                      10903.54
Apr-97                13987.87                      10922.95
May-97                14727.81                      11235.45
Jun-97                15224.48                      11836.88
Jul-97                15366.39                      12013.49
Aug-97                13572.29                      10484.89
Sep-97                13764.88                      10775.54
Oct-97                11017.99                       9007.49
Nov-97                10409.79                       8678.71
Dec-97                10251.56                       8887.87
Jan-98                 9463.22                       8190.88
Feb-98                10795.64                       9045.77
Mar-98                11073.09                       9438.17
Apr-98                10944.64                       9335.39
May-98                 9410.20                       8056.16
Jun-98                 8813.59                       7211.07
Jul-98                 8706.95                       7439.66
Aug-98                 6127.95                       5288.85
Sep-98                 6330.17                       5624.38
Oct-98                 6863.17                       6216.68


    Average Annual Total Returns for periods ended 10/31/98 (Advisor Shares)

                                 1 year -37.71%

                        Since Inception (12/30/94) -9.34%



                                                               FUND
                                                               ----
1 Year Total Return (9/30/97 to 9/30/98)....................  -54.01%
Average Annual Total Return Since Inception (12/30/94 to
  9/30/98)..................................................  -11.46%

------------------
* The Morgan Stanley Emerging Markets Free Index is a market-capitalization-weighted index of emerging-market countries determined by Morgan Stanley. The index includes only those countries open to non-local investors.

WARBURG PINCUS ADVISOR GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998
--------------------------------------------------------------------------------

                                                               December 11, 1998

Dear Shareholder:

     The objective of Warburg Pincus Global Post-Venture Capital Fund (the "Fund") is long-term growth of capital. The Fund pursues its objective by investing primarily in equity securities of U.S. and foreign companies considered to be in their post-venture-capital stage of development.

     For the 12 months ended October 31, 1998, the Fund had a loss of 2.31%, vs. gains of 5.76% and 13.80% for the Lipper Global Funds Index and the Morgan Stanley World Index, respectively, and a loss of 15.86% for the Russell 2000 Growth Index.

     The period saw strong performances from a number of the world's equity markets (principally those in the U.S. and Europe), reflected in the double-digit gain in the Morgan Stanley World Index. It was a difficult environment, however, for shares of the smaller and more rapidly growing businesses that the Fund targets. Weighing on the group was investors' overwhelming preference, both domestically and abroad, for larger, more-liquid securities. This persisted through the period and intensified during the global market sell-off in August and September, resulting in disappointing performances for the vast majority of smaller-cap and aggressive-growth companies.

     Set against this backdrop, Warburg Pincus Global Post-Venture Capital Fund had a modest loss for the 12 months, a disappointing showing in absolute terms though a relatively solid one vs. that of other aggressive, globally oriented funds. In terms of general investment strategy, we made few noteworthy changes during the period. The Fund's assets remained divided between the U.S. and, primarily, Europe, with the foreign component of the portfolio increasing steadily as the period progressed, to approximately 35% of assets at period end. This reflected our view that there was considerable, and growing, opportunity abroad, especially in Europe, and that valuations on the whole were relatively attractive. Regarding sector concentration, we maintained a fairly heavy bias toward the technology area (broadly defined to include computer-related firms, electronics manufacturers and telecommunications companies), which remains by far the largest recipient of venture-capital financing both in the U.S. and overseas. At period end, technology companies represented roughly a third of the portfolio. The remainder of the portfolio was broadly diversified, with weightings in such diverse areas as business services, health care, environmental services, energy and financial services.

     Looking ahead to 1999 and beyond, we are very positive on the Fund's prospects. Much of this optimism reflects bullishness on the asset class. A wealth of empirical data (e.g., the Eighth Annual Economic Impact of Venture Capital Study, jointly produced by Coopers & Lybrand and the National

WARBURG PINCUS ADVISOR GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

Venture Capital Association, 1998) has attested to the growth potential of U.S. venture-backed firms. Venture-backed companies tend to occupy the economy's most rapidly growing industries, making them high-growth by definition. They have historically generated superior earnings and revenue growth vs. their non-venture-backed peers, and their shares have tended to outperform in the stock market, at least in the first five years after going public.

     Thus the case for investing in domestic venture-backed firms is well established. The argument for investing in foreign venture-backed companies, though, to date has had less evidence to back it, largely due to the fact that venture-capital financing has been relatively uncommon in most non-U.S. countries, with a few notable exceptions (e.g., the United Kingdom). But this is changing, and changing rapidly. Venture-capital-backed firms have sprouted up in increasing numbers overseas during the past several years, both in developed markets and in emerging ones as well, and the trend shows every sign of continuing, if not accelerating. What this means for investors in this asset class is an ever-lengthening list of high-growth-potential companies from which to choose. It also means increased opportunity for geographical diversification, which can be a useful tool in managing risk.

     We believe Warburg Pincus is uniquely well positioned to take advantage of this exciting environment, given our considerable experience in the venture-capital arena and our extensive research capabilities overseas, and that the Fund represents an attractive opportunity for investors. We would caution investors, however, that investing in venture-backed companies entails potential risks (e.g., that of heightened volatility) along with the potential for significant long-term rewards. Because of the nature of the Fund's holdings and certain strategies it may use, an investment in the Fund should only be considered for the aggressive portion of an investor's portfolio and may not be appropriate for all investors. Investors should therefore review the Prospectus carefully before committing assets.

Elizabeth B. Dater                  Harold E. Sharon
Co-Portfolio Manager                Co-Portfolio Manager

     International investing entails special risk considerations, including currency fluctuations, lower liquidity, economic and political risks, and differences in accounting methods. There are also special risk considerations associated with post-venture-capital investments.

WARBURG PINCUS ADVISOR GLOBAL POST-VENTURE CAPITAL FUND
ANNUAL INVESTMENT ADVISER'S REPORT -- OCTOBER 31, 1998 (CONT'D)
--------------------------------------------------------------------------------

     GROWTH OF $10,000 INVESTED IN ADVISOR SHARES OF WARBURG PINCUS ADVISOR GLOBAL POST-VENTURE CAPITAL FUND SINCE INCEPTION AS OF OCTOBER 31, 1998

     The graph below illustrates a hypothetical investment of $10,000 in Advisor Shares of Warburg Pincus Advisor Global Post-Venture Capital Fund (the "Fund") from September 30, 1996 (inception) to October 31, 1998, compared to the Lipper Global Funds Index* ("Lipper") the Morgan Stanley World Index ("MSCI")** and the Russell 2000 Growth Index*** ("Russell") for the same time period.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:



               Global            Russell      LIPPER GLOBAL
             Post Venture       2000 Growth    FUNDS INDEX   MSCI World Index
Sep-96         10000             10000          10000            10000
Oct-96          9850              9568.7        10003            10055.9
Nov-96         10009.57           9834.81       10476.14         10603.24
Dec-96         10049.61          10026.58       10492.9          10419.17
Jan-97         10329.99          10277.05       10726.9          10529.61
Feb-97          9740.15           9656.52       10792.33         10635.54
Mar-97          9119.7            8975.16       10662.82         10410.07
Apr-97          9159.83           8871.4        10798.24         10735.17
May-97         10089.55          10204.86       11458.01         11382.4
Jun-97         10359.95          10550.91       11948.41         11935.01
Jul-97         11120.37          11091.54       12545.84         12469.7
Aug-97         10940.22          11424.4        11850.8          11620.39
Sep-97         11720.26          12336.06       12589.1          12236.62
Oct-97         11110.81          11595.16       11797.25         11577.31
Nov-97         10970.81          11319.19       11822.02         11766.95
Dec-97         10885.24          11325.99       11962.7          11895.09
Jan-98         10646.85          11175.01       12096.92         12211.38
Feb-98         11840.36          12161.54       12913.47         13021.85
Mar-98         12650.24          12671.72       13563.27         13555.88
Apr-98         13366.25          12749.4        13760.75         13672.46
May-98         12847.64          11823.15       13643.1          13485.42
Jun-98         13044.21          11944.1        13685.53         13789.65
Jul-98         12411.56          10946.65       13691.41         13751.59
Aug-98          9806.38           8419.73       11697.26         11901.72
Sep-98         10221.18           9273.4        11704.04         12096.08
Oct-98         10853.88           9757.1        12478.85         13173.36



    Average Annual Total Returns for periods ended 10/31/98 (Advisor Shares)

                                  1 year -2.31%

                         Since Inception (9/30/96) 4.00%


                                                               FUND
                                                               ----
1 Year Total Return (9/30/97 to 9/30/98)....................  -12.79%
Average Annual Total Return Since Inception (9/30/96 to
  9/30/98)..................................................    1.10%

------------------
 * The Lipper Global Funds Index is an equal-weighted performance index, adjusted for capital-gains distributions and income dividends, of the largest qualifying funds in this investment objective, and is compiled by Lipper Analytical Services Inc.
 ** The Morgan Stanley World Index is a market-weighted average of the performance of securities listed on the stock exchanges of all developing countries.
*** The Russell 2000 Growth Index is an unmanaged index (with no defined investment objective) of those securities in the Russell 2000 Index with a greater-than-average growth orientation. It includes reinvestment of dividends, and is compiled by Frank Russell Company.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                                ------         -----
COMMON STOCKS (92.2%)
Argentina (1.8%)
   Telefonica de Argentina SA ADR                                235,200   $    7,776,300
   YPF SA ADR                                                    694,600       20,099,987
                                                                           --------------
                                                                               27,876,287
                                                                           --------------
Australia (0.1%)
   Burns, Philp & Company, Ltd.+                              32,221,810        1,704,307
                                                                           --------------
Austria (2.1%)
   Erste Bank Der Oesterreichischen Sparkassen AG                 89,999        5,267,652
   Maculan Holdings AG Vorzuege+                                   1,820           11,871
   Radex-Heraklith Industries                                    294,896        9,237,550
   VA Technologie AG                                              73,886        6,848,271
   Wienerberger Baustoffindustrie AG                              54,769       11,431,007
                                                                           --------------
                                                                               32,796,351
                                                                           --------------
Denmark (3.7%)
   International Service System AS Class B                       358,500       24,200,158
   Tele Danmark AS Class B                                       123,200       13,423,783
   Unidanmark AS Class A +                                       269,800       20,569,479
                                                                           --------------
                                                                               58,193,420
                                                                           --------------
Finland (0.1%)
   Rauma OY                                                      134,173        1,584,493
                                                                           --------------
France (13.3%)
   Banque Nationale de Paris                                     137,572        8,712,009
   Compagnie de Saint Gobain                                      53,035        7,845,188
   Elf Aquitaine SA                                              167,400       19,370,258
   Etablissements Economiques du Casino Guichard-Perrachon
     SA                                                          226,100       22,500,630
   Lagardere Groupe SCA                                          598,987       24,102,283
   PSA Peugeot Citroen                                           152,000       25,356,675
   Rhone-Poulenc, Ltd. Class A                                   356,563       16,298,175
   Societe Generale d'Enterprises SA                             732,800       35,209,974
   Suez Lyonaise des Eaux SA                                     172,500       30,887,386
   Total SA Class B                                              172,505       19,898,883
                                                                           --------------
                                                                              210,181,461
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                              ----------   --------------
COMMON STOCKS (CONT'D)
Germany (12.3%)
   BHF Bank AG                                                   712,250   $   27,480,573
   Degussa AG                                                    353,100       17,056,117
   Fresenius Medical Care AG                                     334,600       15,152,339
   Hannover Rueckversicherungs AG                                162,400       18,826,939
   Hoechst AG                                                    558,930       23,319,967
   Mannesmann AG                                                 145,560       14,097,395
   Muenchener Rueckversicherung-Gesellschaft AG                   36,400       16,571,629
   Preussag AG                                                     9,800        3,639,097
   Schering AG                                                   244,700       28,589,555
   Schmalbach Lubeca AG                                           12,861        1,902,538
   Viag AG                                                        41,800       28,368,414
                                                                           --------------
                                                                              195,004,563
                                                                           --------------
Hong Kong (1.1%)
   New World Development Co., Ltd.                             1,318,000        3,062,817
   Smartone Telecommunications                                 4,905,000       13,931,403
                                                                           --------------
                                                                               16,994,220
                                                                           --------------
India (0.8%)
   Bharat Petroleum Corp., Ltd.                                      200            1,204
   Hindalco Industries, Ltd.                                       5,303           64,036
   Mahanagar Telephone Nigam, Ltd.                             2,909,300       12,568,877
   Reliance Industries, Ltd.                                      44,184          114,427
   State Bank of India, Ltd.                                      15,570           57,195
   Tata Engineering & Locomotive Co., Ltd.                            25               67
                                                                           --------------
                                                                               12,805,806
                                                                           --------------
Ireland (1.4%)
   Bank of Ireland                                               939,600       17,364,744
   Greencore Group PLC                                         1,198,807        4,683,202
                                                                           --------------
                                                                               22,047,946
                                                                           --------------
Israel (2.6%)
   ECI Telecommunications Limited Designs                        836,100       27,695,813
   Orbotech, Ltd.+                                               363,900       12,736,500
                                                                           --------------
                                                                               40,432,313
                                                                           --------------
Italy (5.7%)
   Alleanza Assicurazioni                                      1,086,500       13,397,195
   Instituto Bancario San Paolo de Torino SpA                  1,674,300       24,631,059
   SEAT Pagine Gialle SpA                                     25,183,000       15,756,658
   Telecom Italia SpA                                          5,013,000       36,261,755
                                                                           --------------
                                                                               90,046,667
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                              ----------   --------------
COMMON STOCKS (CONT'D)
Japan (12.7%)
   Advantest Corp.                                               151,000   $    9,524,440
   Hankyu Realty Co., Ltd.                                     1,448,000        5,964,650
   Matsushita Electric Industrial Group                          413,000       19,103,545
   Minebea Co., Ltd.                                           1,942,000       18,248,976
   Nichiei Co. Ltd.                                              172,700       13,961,060
   NTT Mobile Communications Network, Inc.                           282       10,188,409
   Orix Corp.                                                    446,800       32,016,569
   Rohm Co., Ltd.                                                298,000       26,340,780
   Shohkoh Fund & Co., Ltd.                                       72,400       22,025,712
   Sony Corp.                                                    270,300       17,165,360
   Takefuji Corp.                                                227,400       12,118,733
   TDK Corp.                                                     226,000       14,895,147
                                                                           --------------
                                                                              201,553,381
                                                                           --------------
Mexico (1.4%)
   Fomento Economico Mexicano SA de CV ADR +                     602,600       15,705,263
   Gruma SA de CV Class B+                                     2,842,339        6,738,920
                                                                           --------------
                                                                               22,444,183
                                                                           --------------
Netherlands (5.9%)
   CSM NV                                                        332,000       16,353,979
   ING Groep NV                                                  332,309       16,084,519
   Koninklijke Pakhoed NV                                        506,700       12,479,761
   Laurus NV                                                     495,530       12,469,968
   Philips Electronics NV                                        248,400       13,220,123
   Vedior NV 144A                                                241,100        6,144,714
   Vendex Non-Foods NV                                           707,900       18,003,753
                                                                           --------------
                                                                               94,756,817
                                                                           --------------
Singapore (0.1%)
   Oversea-Chinese Banking Corp. Ltd.                            313,000        1,364,856
                                                                           --------------
South Africa (0.4%)
   Sappi, Ltd.+                                                1,311,600        6,546,497
                                                                           --------------
Spain (3.8%)
   Argentaria Caja Postal y Banco Hipotecario SA                 988,286       21,465,329
   Endesa SA                                                   1,539,100       38,718,597
                                                                           --------------
                                                                               60,183,926
                                                                           --------------
Sweden (3.1%)
   Biora AB ADR+                                                 154,000        2,820,125
   Electrolux AB Series B                                      1,135,135       17,062,908
   Ericsson LM-B                                                 937,100       21,099,214
   Kinnevik AB Series B                                          320,800        8,289,978
                                                                           --------------
                                                                               49,272,225
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES         VALUE
                                                              ----------   --------------
COMMON STOCKS (CONT'D)
Switzerland (5.4%)
   Novartis AG                                                    12,362   $   22,275,683
   Roche Holding AG                                                1,821       21,248,071
   Sulzer AG                                                      26,569       15,304,610
   Swisscom AG+                                                   52,000       17,626,598
   TAG Heuer International SA                                    138,680        9,063,785
                                                                           --------------
                                                                               85,518,747
                                                                           --------------
United Kingdom (14.4%)
   Barclays PLC                                                  969,900       20,904,757
   Bass PLC                                                    1,398,900       16,984,951
   British Aerospace PLC                                          56,300          419,102
   British Airport Authority PLC                               1,941,764       21,868,971
   British Energy PLC                                          3,759,600       36,770,040
   Glaxo Wellcome PLC                                            568,800       17,679,793
   Lloyds TSB Group PLC                                          407,100        5,028,087
   Orange PLC+                                                 3,419,967       31,816,001
   Reed International PLC                                      2,143,200       18,143,600
   Royal & Sun Alliance Insurance Group PLC                    1,780,300       16,308,730
   Standard Chartered Bank PLC                                 1,079,700       11,617,585
   Williams PLC                                                4,953,092       30,919,585
                                                                           --------------
                                                                              228,461,202
                                                                           --------------
TOTAL COMMON STOCKS (Cost $1,381,772,870)                                   1,459,769,668
                                                                           --------------

PREFERRED STOCKS (1.1%)
Brazil (0.1%)
   Companhia Energetica de Minas Gerais                       70,650,000        1,374,064
   Telecomunicacoes de Sao Paulo SA                            4,411,000          739,561
                                                                           --------------
                                                                                2,113,625
                                                                           --------------
Germany (0.8%)
   GEA AG                                                        312,500        7,453,145
   KSB AG                                                         36,700        5,938,726
                                                                           --------------
                                                                               13,391,871
                                                                           --------------
United Kingdom (0.2%)
   Singer & Friedlander Group PLC 8.50% (Convertible)          1,334,737        2,537,063
                                                                           --------------
TOTAL PREFERRED STOCKS (Cost $25,141,520)                                      18,042,559
                                                                           --------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                PAR
                                                               (000)         VALUE
                                                               -----         -----
SHORT-TERM INVESTMENT (8.8%)
  Repurchase agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.400% to be repurchased at
   $139,398,701 on 11/02/98. (Collateralized by pro rata
   amount of U.S. Treasury Notes ranging in par values from
   $21,390,000 to $50,000,000, 3.375%-5.500%,
   02/28/03-04/15/28. Pro rata market value of collateral is
   $142,123,502.) (Cost $139,336,000)                         $139,336   $  139,336,000
                                                                         --------------
TOTAL INVESTMENTS AT VALUE (102.1%) (Cost $1,546,250,390*)                1,617,148,227
LIABILITIES IN EXCESS OF OTHER ASSETS (2.1%)                                (33,208,785)
                                                                         --------------
NET ASSETS (100.0%) (applicable to 77,159,685 Common Shares
and 18,235,640 Advisor Shares)                                           $1,583,939,442
                                                                         ==============
NET ASSET VALUE, offering and redemption price per Common
Share ($1,283,673,490 divided by 77,159,685)                                   $  16.64
                                                                         ==============
NET ASSET VALUE, offering and redemption price per Advisor
Share ($300,265,952 divided by 18,235,640)                                     $  16.47
                                                                         ==============

                            INVESTMENT ABBREVIATIONS

                       ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.
* Cost for federal income tax purposes is $1,548,360,351.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                                ------        -----
COMMON STOCKS (75.1%)
Argentina (4.8%)
   Banco de Galicia y Buenos Aires SA de CV ADR                   34,077   $    581,439
   Telefonica de Argentina SA ADR                                 13,760        454,940
   YPF SA ADR                                                     63,100      1,825,956
                                                                           ------------
                                                                              2,862,335
                                                                           ------------
Australia (2.5%)
   Novus Petroleum, Ltd.                                         565,723        679,423
   Oil Search, Ltd.                                              535,800        800,189
                                                                           ------------
                                                                              1,479,612
                                                                           ------------
Brazil (2.2%)
   Companhia Paranaense de Energia ADR                           171,500      1,329,125
                                                                           ------------
Croatia (3.3%)
   Pliva GDR                                                     136,900      2,015,852
                                                                           ------------
Egypt (0.0%)
   Commercial International Bank, Ltd.                               125          1,008
                                                                           ------------
Greece (2.1%)
   STET Hellas Telecommunications SA ADR+                         48,770      1,280,212
                                                                           ------------
Hong Kong (7.3%)
   Cosco Pacific, Ltd.                                         2,406,000      1,180,354
   New World Development Co., Ltd.                               465,000      1,080,584
   Smartone Telecommunications                                   429,840      1,220,851
   Wing Hang Bank, Ltd.                                          490,100        933,276
                                                                           ------------
                                                                              4,415,065
                                                                           ------------
India (7.1%)
   Aptech, Ltd.                                                   89,600        908,506
   Bombay Suburban Electric Supply Co., Ltd.                       3,300         11,655
   Grasim Industries, Ltd.                                           506          1,654
   Hindalco Industries, Ltd.                                         165          1,992
   Mahanager Telephone Nigam, Ltd.                               349,100      1,508,196
   Pentafour Software & Exports, Ltd.                             60,300        911,787
   Reliance Industries, Ltd.                                       2,259          5,850
   State Bank of India, Ltd.                                     119,900        440,439
   State Bank of India, Ltd. GDR                                  63,000        504,000
   Tata Engineering & Locomotive Co., Ltd.                            70            187
                                                                           ------------
                                                                              4,294,266
                                                                           ------------
Israel (7.2%)
   Blue Square Israel Co., Ltd. ADR                               96,889      1,247,446
   ECI Telecommunications, Ltd.                                   35,000      1,159,375

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                              ----------   ------------
COMMON STOCKS (CONT'D)
Israel (cont'd)
     Formula Systems, Ltd.+                                      17,400    $  370,865
     Formula Systems, Ltd. ADR+                                   2,300        51,750
     Orbotech, Ltd.+                                             43,821
                                                                           ----------
                                                                            4,363,171
                                                                           ----------
  Kazakhstan (1.6%)
     Hurricane Hydrocarbons, Ltd.+ (CAN)                        391,300       811,962
     Hurricane Hydrocarbons, Ltd.+ (US)                          74,000       152,625
                                                                           ----------
                                                                              964,587
                                                                           ----------
  Mexico (11.4%)
     Cintra SA                                                2,020,700     1,197,723
     Fomento Economico Mexicano SA de CV ADR +                   85,230     2,221,307
     Grupo Industrial Durango SA ADR                             74,700       373,500
     Grupo Industrial Saltillo SA de CV                         500,000     1,126,181
     Panamerican Beverages, Inc. Class A                         21,700       439,425
     Telefonos de Mexico SA ADR                                  12,590       664,909
     TV Azteca SA de CV ADR                                      99,400       869,750

                                                                           ----------
                                                                            6,892,795
                                                                           ----------
  Poland (6.8%)
     Bank Slaski SA                                              23,811     1,188,687
     Big Bank Gdanski SA                                        938,555       967,052
     Elektrim Spolka Akcyjna SA                                 164,616     1,958,924
                                                                           ----------
                                                                            4,114,663
                                                                           ----------
  Portugal (3.6%)
     Banco Mello SA                                              92,316     1,016,912
     Portugal Telecom SA                                         24,300     1,152,304
                                                                           ----------
                                                                            2,169,216
                                                                           ----------
  Singapore (4.0%)
     Development Bank of Singapore, Ltd.                        315,200     1,974,561
     Keppel Tatlee Bank, Ltd.                                   376,000       413,357
                                                                           ----------
                                                                            2,387,918
                                                                           ----------
  South Africa (6.0%)
     Sappi, Ltd.+                                               499,700     2,494,117
     South African Breweries, Ltd.                               56,300     1,091,910
                                                                           ----------
                                                                            3,586,027
                                                                           ----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                                NUMBER
                                                                  OF
                                                                SHARES        VALUE
                                                              ----------   ------------
COMMON STOCKS (CONT'D)
  South Korea (2.0%)
     Samsung Display Devices Co.                                  18,500   $  694,033
     Samsung Heavy Industries Co., Ltd.+                          86,000      482,318
                                                                           ----------
                                                                            1,176,351
                                                                           ----------
  Thailand (1.6%)
     Hana Microelectronics Public Co., Ltd.+                     357,300      957,820
                                                                           ----------
  Turkey (1.6%)
     Turkiye Is Bankasi  AS Class C                           18,859,375      517,330
     Yapi ve Kredi Bankasi AS                                 37,595,370      424,259
                                                                           ----------
                                                                              941,589
                                                                           ----------
TOTAL COMMON STOCKS  (Cost $52,141,898)                                    45,231,612
                                                                           ----------
PREFERRED STOCKS (7.3%)
  Brazil (7.3%)
     Companhia Energetica de Minas Gerais                     58,330,000    1,134,454
     Telecomunicacoes de Sao Paulo Celular SA Class B+        14,926,000      738,248
     Telecomunicacoes de Sao Paulo SA                          9,755,300    1,635,602
     Telecomunicacoes do Parana SA                             2,607,000      437,097
     Telecomunicacoes do Rio de Janeiro Celular SA Class B+   14,230,000      441,381
                                                                           ----------
                                                                            4,386,782
                                                                           ----------
TOTAL PREFERRED STOCKS (Cost $6,855,896)                                    4,386,782
                                                                           ----------

                                                                  PAR
                                                                 (000)
                                                                 -----
CORPORATE BONDS (10.3%)
Hong Kong (2.1%)
   Cosco Treasury Co., Ltd. (Convertible), 1.000%,
     03/13/03                      (A)                             1,739    1,230,343
                                                                         ------------
Philippines (3.0%)
   Metro Pacific Capital (Convertible), 2.500%, 04/11/01          $1,720    1,271,424
   Piltel International Holding Corp. (Convertible),
   1.750%, 01/17/02                                                1,625      522,113
                                                                         ------------
                                                                            1,793,537
                                                                         ------------
South Korea (5.2%)
   Republic of Korea, 8.875%, 04/15/08                             1,500    1,380,000
   Samsung Electronics Co. (Convertible), 0.000% 12/31/07            700      536,375
   Ssangyong Oil Refining Co., Ltd. (Convertible), 3.750%,
     07/20/01                                                      1,405    1,236,400
                                                                         ------------
                                                                            3,152,775
                                                                         ------------
TOTAL CORPORATE BONDS (Cost $6,241,847)                                     6,176,655
                                                                         ------------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                               PAR
                                                              (000)       VALUE
                                                              -----       -----
SHORT TERM INVESTMENT (6.6%)
  Repurchase agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.400% to be repurchased at $3,969,786
   on 11/02/98. (Collateralized by a pro rata amount of
   U.S. Treasury Notes ranging in par values from
   $21,390,000 to $50,000,000, 3.375%-5.500%,
   02/28/03-04/15/28. Pro rata market value of collateral
   is $4,047,382.) (Cost $3,968,000)                          $3,968   $  3,968,000
                                                                       ------------
TOTAL INVESTMENTS AT VALUE (99.3%) (Cost $69,207,641*)                   59,763,049
OTHER ASSETS IN EXCESS OF LIABILITIES (0.7%)                                451,495
                                                                       ------------
NET ASSETS (100.0%) (applicable to 9,127,952 Common Shares
and 4,016 Advisor Shares                                               $ 60,214,544
                                                                       ============
NET ASSET VALUE, offering and redemption price per Common
Share ($60,188,688 divided by 9,127,952)                               $       6.59
                                                                       ============
NET ASSET VALUE, offering and redemption price per Advisor
Share ($25,856 divided by 4,016)                                       $       6.44
                                                                       ============

                            INVESTMENT ABBREVIATIONS
                              ADR = American Depository Receipt
                              GDR = Global Depository Receipt
--------------------------------------------------------------------------------

+   Non-income producing security.
(A) Denominated in Hong Kong Dollars.
*   Cost for federal income tax purposes is $69,577,195.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
COMMON STOCKS (60.4%)
Aerospace & Defense (0.8%)
   Gulfstream Aerospace Corp. +                                 700    $    30,975
                                                                       -----------
Business Services (8.1%)
   CSG Systems International, Inc. +                            800         43,600
   Lason Holdings, Inc. +                                       800         43,800
   On Assignment, Inc. +                                      1,100         37,400
   QRS Corp. +                                                1,200         45,600
   Realty Information Group, Inc. +                           1,500         12,562
   Robert Half International, Inc. +                            700         28,087
   SunGard Data Systems, Inc. +                               1,000         33,750
   Wilmar Industries, Inc. +                                    800         19,800
   Young & Rubicam, Inc. +                                    1,200         31,350
                                                                       -----------
                                                                           295,949
                                                                       -----------
Capital Equipment (0.7%)
   Sauer, Inc.                                                3,500         25,375
                                                                       -----------
Communications & Media (5.4%)
   America Online, Inc. +                                       300         38,119
   Central European Media Enterprises, Ltd. Class A +         1,900         12,112
   Infoseek Corp. +                                           1,500         44,344
   Outdoor Systems, Inc. +                                    2,363         52,123
   Yahoo!, Inc. +                                               400         52,337
                                                                       -----------
                                                                           199,035
                                                                       -----------
Computers (10.2%)
   BMC Software, Inc. +                                       1,200         57,675
   Citrix Systems, Inc. +                                     1,000         70,875
   Compuware Corp. +                                            900         48,769
   Documentum, Inc. +                                           800         27,200
   Network Appliance, Inc. +                                    700         38,325
   New Era of Networks, Inc. +                                1,900         93,575
   Transaction Systems Architects, Inc. Class A +             1,000         36,094
                                                                       -----------
                                                                           372,513
                                                                       -----------
Consumer Services (1.2%)
   Stewart Enterprises, Inc. Class A                          1,900         43,819
                                                                       -----------
Electronics (5.3%)
   Maxim Integrated Products, Inc. +                            900         32,119
   Uniphase Corp. +                                           2,200        108,900
   Vitesse Semiconductor Corp. +                              1,600         51,600
                                                                       -----------
                                                                           192,619
                                                                       -----------
Energy (0.9%)
   Stone Energy Corp. +                                       1,000         32,125
                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------   -----------
COMMON STOCKS (CONT'D)
Environmental Services (3.2%)
   Allied Waste Industries, Inc. +                            1,650    $    35,681
   Republic Services, Inc. Class A +                          1,700         37,187
   Waste Management, Inc.                                     1,000         45,125
                                                                       -----------
                                                                           117,993
                                                                       -----------
Financial Services (3.7%)
   Newcourt Credit Group, Inc.                                3,400        111,775
   T. Rowe Price Associates, Inc.                               700         24,894
                                                                       -----------
                                                                           136,669
                                                                       -----------
Food, Beverages & Tobacco (1.1%)
   Horizon Organic Holding Corp. +                            1,300         16,412
   Suiza Foods Corp. +                                          700         22,838
                                                                       -----------
                                                                            39,250
                                                                       -----------
Healthcare (1.7%)
   Alternative Living Services, Inc. +                          900         23,513
   Sunrise Assisted Living, Inc. +                              900         38,756
                                                                       -----------
                                                                            62,269
                                                                       -----------
Industrial Mfg. & Processing (1.0%)
   Mettler-Toledo International, Inc. +                       1,600         35,000
                                                                       -----------
Leisure & Entertainment (1.9%)
   Coach USA, Inc. +                                            800         21,450
   Premier Parks, Inc. +                                      2,200         48,813
                                                                       -----------
                                                                            70,263
                                                                       -----------
Lodging & Restaurants (0.7%)
   Garden Fresh Restaurant Corp. +                            1,600         25,700
                                                                       -----------
Pharmaceuticals (3.8%)
   Incyte Pharmaceuticals, Inc. +                               800         24,400
   SangStat Medical Corp. +                                   1,000         20,750
   Serologicals Corp. +                                       1,650         37,331
   Watson Pharmaceuticals, Inc. +                             1,000         55,625
                                                                       -----------
                                                                           138,106
                                                                       -----------
Publishing (1.3%)
   Petersen Companies, Inc. Class A +                         1,800         47,813
                                                                       -----------
Retail (2.9%)
   Staples, Inc. +                                            2,300         75,038
   Whole Foods Market, Inc. +                                   800         32,050
                                                                       -----------
                                                                           107,088
                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

COMMON STOCKS (CONT'D)
                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
Telecommunications & Equipment (6.5%)
   Cisco Systems, Inc. +                                        775    $    48,825
   Intermedia Communications, Inc. +                          1,400         25,900
   MCI WorldCom, Inc. +                                       1,080         59,670
   McLeodUSA, Inc. Class A +                                  1,600         58,500
   Shaw Communications, Inc. Class B +                          600         12,000
   TTI Team Telecom International, Ltd. +                     6,900         32,775
                                                                       -----------
                                                                           237,670
                                                                       -----------
TOTAL COMMON STOCKS (Cost $1,810,904)                                    2,210,231
                                                                       -----------
FOREIGN COMMON STOCKS (32.2%)
Belgium (0.8%)
   Mobistar SA +                                                700         30,698
                                                                       -----------
Canada (3.0%)
   Certicom Corp. +                                           2,300         15,611
   KAP Resources, Ltd. +                                     30,000          8,533
   Research In Motion, Ltd. +                                25,000         86,460
                                                                       -----------
                                                                           110,604
                                                                       -----------
France (1.1%)
   Transgene SA ADR +                                         2,800         40,950
                                                                       -----------
Germany (3.7%)
   Deutsche Babcock AG +                                      2,000         99,989
   Teldafax AG +                                              1,000         36,107
                                                                       -----------
                                                                           136,096
                                                                       -----------
Italy (5.6%)
   Ericsson SpA                                                 900         36,699
   SEAT Pagine Gialle SpA                                   150,000        122,512
   SEAT Pagine Gialle SpA-RNC                                70,000         43,798
                                                                       -----------
                                                                           203,009
                                                                       -----------
Norway (0.9%)
   Petroleum Geo-Services ADR +                               1,600         34,200
                                                                       -----------
Switzerland (6.2%)
   Barry Callebaut AG +                                         200         44,753
   Gretag Imaging Group +                                       625         56,772
   SAIA-Burgess Electronics AG +                                520        125,959
                                                                       -----------
                                                                           227,484
                                                                       -----------

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS GLOBAL POST-VENTURE CAPITAL FUND
STATEMENT OF NET ASSETS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

                                                              NUMBER
                                                                OF
                                                              SHARES      VALUE
                                                              ------      -----
FOREIGN COMMON STOCKS
United Kingdom (10.9%)
   3i Group PLC                                               5,583    $    47,685
   AMVESCAP PLC ADR                                             940         34,428
   Dialog Corp. PLC ADR +                                     4,500         47,672
   EMAP PLC                                                   3,100         52,902
   Expro International Group PLC                              4,700         26,368
   Hays PLC                                                   4,536         66,887
   London Bridge Software Holdings PLC                        3,500         57,882
   Schroders PLC                                              1,700         32,314
   Sema Group PLC                                             4,000         32,422
                                                                       -----------
                                                                           398,560
                                                                       -----------
TOTAL FOREIGN COMMON STOCKS (Cost $1,264,130)                            1,181,601
                                                                       -----------
FOREIGN PREFERRED STOCK (1.3%)
Germany (1.3%)
   Escada AG                                                    400         49,270
                                                                       -----------
TOTAL FOREIGN PREFERRED STOCK (Cost $60,284)                                49,270
                                                                       -----------
WARRANT (1.3%)
Switzerland (1.3%)
   Gretag Imaging (Strike Price 160 CMF) 11/11/99 +          40,000         47,264
                                                                       -----------
TOTAL WARRANT (Cost $98,756)                                                47,264
                                                                       -----------

                                                               PAR
                                                              (000)
                                                              -----
SHORT-TERM INVESTMENT (4.9%)
  Repurchase agreement with State Street Bank & Trust Co.
   dated 10/30/98 at 5.400% to be repurchased at $178,080 on
   11/02/98. (Collateralized by a pro rata amount of U.S.
   Treasury Notes ranging in par values from $21,390,000 to
   $50,000,000, 3.375%-5.500%, 02/28/03-04/15/28. Pro rata
   market value of collateral is $181,561.) (Cost $178,000)    $178        178,000
                                                                       -----------
TOTAL INVESTMENTS AT VALUE (100.1%) (Cost $3,412,074*)                   3,666,366
LIABILITIES IN EXCESS OF OTHER ASSETS (0.1%)                                (4,069)
                                                                       -----------
NET ASSETS (100.0%) (applicable to 347,838 Common Shares and
112 Advisor Shares)                                                    $ 3,662,297
                                                                       ===========
NET ASSET VALUE, offering and redemption price per Common
Share ($3,661,126 divided by 347,838)                                  $     10.53
                                                                       ===========
NET ASSET VALUE, offering and redemption price per Advisor
Share ($1,171 divided by 112)                                          $     10.46
                                                                       ===========

                            INVESTMENT ABBREVIATIONS
                              ADR = American Depository Receipt
--------------------------------------------------------------------------------

+ Non-income producing security.
* Also cost for federal income tax purposes.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF OPERATIONS
For the Year or Period Ended October 31, 1998
--------------------------------------------------------------------------------

                                                     INTERNATIONAL     EMERGING     GLOBAL POST-VENTURE
                                                      EQUITY FUND    MARKETS FUND      CAPITAL FUND
                                                     -------------   ------------   -------------------
INVESTMENT INCOME:
   Dividends                                         $  43,766,090   $ 2,327,122         $  10,664
   Interest                                              4,416,768       649,852            12,977
   Foreign taxes withheld                               (4,803,223)     (359,344)           (1,363)
                                                     -------------   ------------        ---------
     Total investment income                            43,379,635     2,617,630            22,278
                                                     -------------   ------------        ---------
EXPENSES:
   Investment advisory                                  21,710,859     1,232,557            43,604
   Administrative services                               3,657,301       232,506            12,809
   Audit                                                   109,518        13,917            14,517
   Custodian/Sub-custodian                               1,351,688       168,388            19,746
   Directors                                                16,052        10,708            10,751
   Interest                                                 48,361             0               495
   Legal                                                   118,931        19,179            25,553
   Offering/Organizational costs                                 0        43,040             1,186
   Printing                                                210,166        20,207            13,168
   Registration                                             73,031        58,686            34,710
   Shareholder servicing/distribution                    1,982,695       247,287             8,724
   Transfer agent                                        1,774,263       203,463             8,926
   Miscellaneous                                           112,304         8,264                 0
                                                     -------------   ------------        ---------
                                                        31,165,169     2,258,202           194,189
   Less fees waived, expenses reimbursed and
     transfer agent offsets                                (88,524)     (630,761)         (136,629)
                                                     -------------   ------------        ---------
     Total expenses                                     31,076,645     1,627,441            57,560
                                                     -------------   ------------        ---------
       Net investment income (loss)                     12,302,990       990,189           (35,282)
                                                     -------------   ------------        ---------
NET REALIZED AND UNREALIZED LOSS FROM INVESTMENTS
 AND FOREIGN CURRENCY RELATED ITEMS:
   Net realized gain (loss) from security and other
     related transactions                             (213,451,199)  (62,658,535)           16,393
   Net realized gain (loss) from foreign currency
     related items                                      51,944,476      (420,100)           (1,517)
   Net change in unrealized appreciation
     (depreciation) from investments and foreign
     currency related items                             47,688,281    21,064,753          (224,948)
                                                     -------------   ------------        ---------
   Net realized and unrealized loss from
     investments and foreign currency related items   (113,818,442)  (42,013,882)         (210,072)
                                                     -------------   ------------        ---------
   Net decrease in net assets resulting from
     operations                                      $(101,515,452)  $(41,023,693)       $(245,354)
                                                     =============   ============        =========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                     INTERNATIONAL EQUITY FUND
                                                              ---------------------------------------
                                                                  FOR THE                FOR THE
                                                                 YEAR ENDED             YEAR ENDED
                                                              OCTOBER 31, 1998       OCTOBER 31, 1997
                                                              ----------------       ----------------
FROM OPERATIONS:
 Net investment income                                         $   12,302,990         $   16,595,226
 Net realized gain (loss) from security and other related
   transactions                                                  (213,451,199)           242,233,285
 Net realized gain (loss) from foreign currency related
   items                                                           51,944,476             81,782,235
 Net change in unrealized appreciation (depreciation) from
   investments and foreign currency related items                  47,688,281           (164,531,003)
                                                               --------------         --------------
 Net increase (decrease) in net assets resulting from
   operations                                                    (101,515,452)           176,079,743
                                                               --------------         --------------
FROM DISTRIBUTIONS:
 Dividends from net investment income
     Common Shares                                                (13,983,166)            15,677,127
     Advisor Shares                                                  (776,129)              (959,277)
 Distributions from realized gains
     Common Shares                                               (276,226,122)          (101,110,864)
     Advisor Shares                                               (61,851,043)           (17,984,137)
                                                               --------------         --------------
   Net decrease in net assets from distributions                 (352,836,460)          (135,731,405)
                                                               --------------         --------------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares                                     945,589,502            910,099,943
 Reinvested dividends                                             335,103,766            122,187,954
 Net asset value of shares redeemed                            (2,054,917,142)        (1,646,039,200)
                                                               --------------         --------------
   Net increase (decrease) in net assets from capital share
     transactions                                                (774,223,874)          (613,751,303)
                                                               --------------         --------------
   Net increase (decrease) in net assets                       (1,228,575,786)          (573,402,965)
NET ASSETS:
 Beginning of period                                            2,812,515,228          3,385,918,193
                                                               --------------         --------------
 End of period                                                 $1,583,939,442         $2,812,515,228
                                                               ==============         ==============
UNDISTRIBUTED NET INVESTMENT INCOME:                           $            0         $   31,630,382
                                                               ==============         ==============

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
STATEMENTS OF CHANGES IN NET ASSETS (CONT'D)
--------------------------------------------------------------------------------

                                               EMERGING MARKETS FUND           GLOBAL POST-VENTURE CAPITAL FUND
                                        -----------------------------------   -----------------------------------
                                            FOR THE            FOR THE            FOR THE            FOR THE
                                           YEAR ENDED         YEAR ENDED         YEAR ENDED         YEAR ENDED
                                        OCTOBER 31, 1998   OCTOBER 31, 1997   OCTOBER 31, 1998   OCTOBER 31, 1997
                                        ----------------   ----------------   ----------------   ----------------
FROM OPERATIONS:
 Net investment income (loss)             $    990,189       $    590,856        $  (35,282)        $  (37,882)
 Net realized gain (loss) from
   security and other related
   transactions                            (62,658,535)         3,573,949            16,393             40,384
 Net realized gain (loss) from foreign
   currency related items                     (420,100)          (692,650)           (1,517)               736
 Net change in unrealized appreciation
   (depreciation) from investments and
   foreign currency related items           21,064,753        (19,880,535)         (224,948)           514,579
                                          ------------       ------------        ----------         ----------
 Net increase (decrease) in net assets
   resulting from operations               (41,023,693)       (16,408,380)         (245,354)           517,817
                                          ------------       ------------        ----------         ----------
FROM DISTRIBUTIONS:
 Dividends from net investment income
     Common Shares                            (427,377)          (559,579)          (80,461)                 0
     Advisor Shares                               (880)                 0               (30)                 0
 Distributions from realized gains
     Common Shares                          (5,226,322)          (717,029)          (29,917)                 0
     Advisor Shares                            (10,768)               (55)              (12)                 0
                                          ------------       ------------        ----------         ----------
   Net decrease in net assets from
     distributions                          (5,665,347)        (1,276,663)         (110,420)                 0
                                          ------------       ------------        ----------         ----------
FROM CAPITAL SHARE TRANSACTIONS:
 Proceeds from sale of shares              120,358,207        209,438,660         1,626,747          2,110,772
 Reinvested dividends                        5,383,994          1,143,771           108,155                  0
 Net asset value of shares redeemed       (174,910,995)      (255,395,357)         (915,348)        (2,443,987)
                                          ------------       ------------        ----------         ----------
   Net increase (decrease) in net
     assets from capital share
     transactions                          (49,168,794)       (44,812,926)          819,554           (333,215)
                                          ------------       ------------        ----------         ----------
   Net increase (decrease) in net
     assets                                (95,857,834)       (62,497,969)          463,780            184,602
NET ASSETS:
 Beginning of period                       156,072,378        218,570,347         3,198,517          3,013,915
                                          ------------       ------------        ----------         ----------
 End of period                            $ 60,214,544       $156,072,378        $3,662,297         $3,198,517
                                          ============       ============        ==========         ==========
UNDISTRIBUTED NET INVESTMENT INCOME:      $          0       $ (2,119,820)       $        0         $        0
                                          ============       ============        ==========         ==========

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                 1998       1997       1996       1995       1994
PERIOD ENDED:                                  --------   --------   --------   --------   --------
PER-SHARE DATA
   Net asset value, beginning of period        $  20.54   $  20.50   $  19.16   $  20.38   $  16.91
                                               --------   --------   --------   --------   --------
INVESTMENT ACTIVITIES:
   Net investment income                           0.04(a)    0.04       0.18       0.03       0.16
   Net gains or losses on investments and
    foreign currency related items (both
    realized and unrealized)                      (1.36)      0.78       1.68      (0.67)      3.35
                                               --------   --------   --------   --------   --------
      Total from investment activities            (1.32)      0.82       1.86      (0.64)      3.51
                                               --------   --------   --------   --------   --------

DISTRIBUTIONS:
   From net investment income                     (0.03)     (0.04)     (0.52)     (0.05)      0.00
   From realized capital gains                    (2.72)     (0.74)      0.00      (0.53)     (0.04)
                                               --------   --------   --------   --------   --------
      Total distributions                         (2.75)     (0.78)     (0.52)     (0.58)     (0.04)
                                               --------   --------   --------   --------   --------

NET ASSET VALUE, END OF PERIOD                 $  16.47   $  20.54   $  20.50   $  19.16   $  20.38
                                               ========   ========   ========   ========   ========
Total return                                      (6.49)%     4.04%      9.89%     (3.04)%    20.77%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)       $300,266   $500,473   $500,465   $317,736   $199,404
   Ratio of expenses to average net assets         1.76%@     1.76%@     1.81%@     1.89%      1.94%
   Ratio of net income or loss to average net
    assets                                          .21%       .15%       .18%       .20%      (.29)%
Portfolio turnover rate                           95.44%     61.80%     32.49%     32.24%     17.02%

--------------------------------------------------------------------------------

(a) Per share information is calculated using the average shares outstanding method.
@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Advisor Shares' expenses by .00%, .00% and .01%, for the years ending October 31, 1998, 1997 and 1996, respectively. The Advisor Shares' operating expense ratio after reflecting these arrangements were 1.76%, 1.76% and 1.80% for the years ended October 31, 1998, 1997 and 1996, respectively.

                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                               1998      1997      1996    1995**
PERIOD ENDED:                                                 -------   -------   ------   ------
PER-SHARE DATA
   Net asset value, beginning of period                       $ 10.87   $ 12.21   $11.30   $10.00
                                                              -------   -------   ------   ------
INVESTMENT ACTIVITIES:
   Net investment income or loss                                 0.21      0.00    (0.08)    0.14
   Net gains or losses on investments and foreign currency
    related items (both realized and unrealized)                (4.16)    (1.33)    1.11     1.19
                                                              -------   -------   ------   ------
      Total from investment activities                          (3.95)    (1.33)    1.03     1.33
                                                              -------   -------   ------   ------

DISTRIBUTIONS:
   From net investment income                                   (0.04)     0.00    (0.05)   (0.03)
   From realized capital gains                                  (0.44)    (0.01)   (0.07)    0.00
                                                              -------   -------   ------   ------
      Total distributions                                       (0.48)    (0.01)   (0.12)   (0.03)
                                                              -------   -------   ------   ------
NET ASSET VALUE, END OF PERIOD                                $  6.44   $ 10.87   $12.21   $11.30
                                                              =======   =======   ======   ======
Total return                                                   (37.71)%  (10.94)%   9.20%   13.29%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                      $    26   $   266   $  149   $    1
   Ratio of expenses to average net assets                       1.90%@    1.90%@   1.90%@   1.22%*
   Ratio of net income or loss to average net assets             1.01%     (.09)%   (.57)%   1.76%*
   Decrease reflected in above operating expense ratios due
    to waivers/reimbursements                                     .94%      .58%     .65%   16.36%*
Portfolio turnover rate                                        125.59%    92.48%   61.84%   57.76%+

--------------------------------------------------------------------------------

**   For the period December 30, 1994 (commencement of
     operations) through October 31, 1995.
@    Interest earned on uninvested cash balances is used to
     offset portions of the transfer agent expense. These
     arrangements had no effect on the Advisor Shares' expense
     ratio.
+    Non annualized.
*    Annualized.


                See Accompanying Notes to Financial Statements.

WARBURG PINCUS EMERGING MARKETS FUND
FINANCIAL HIGHLIGHTS
(For an Advisor Share of the Fund Outstanding Throughout Each Period)
--------------------------------------------------------------------------------

                                                                1998      1997       1996
PERIOD ENDED:                                                 -------     -------     ------
PER-SHARE DATA
   Net asset value, beginning of period                       $ 11.11     $  9.85     $10.00
                                                              -------     -------     ------
INVESTMENT ACTIVITIES:
   Net investment loss                                          (0.15)      (0.15)      0.00
   Net gains or losses on investments and foreign currency
    related items (both realized and unrealized)                (0.11)      (1.41)     (0.15)
                                                              -------     -------     ------
      Total from investment activities                          (0.26)      (1.26)     (0.15)
                                                              -------     -------     ------

DISTRIBUTIONS:
   From net investment income                                   (0.28)       0.00       0.00
   From realized capital gains                                  (0.11)       0.00       0.00
                                                              -------     -------     ------
      Total distributions                                       (0.39)       0.00       0.00
                                                              -------     -------     ------
NET ASSET VALUE, END OF PERIOD                                $ 10.46     $ 11.11     $ 9.85
                                                              =======     =======     ======
Total return                                                    (2.31)%     12.79%     (1.50)%+

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                      $     1     $     1     $    6
   Ratio of expenses to average net assets                       1.90%@      1.90%@     1.90%@
   Ratio of net income or loss to average net assets            (1.26)%     (1.15)%     (.78)%*
   Decrease reflected in above operating expense ratios due
    to waivers/reimbursements                                   45.95%      11.16%     22.23%*
Portfolio turnover rate                                        186.67%     207.25%      5.85%+

--------------------------------------------------------------------------------
**   For the period December 30, 1994 (commencement of
     operations) through October 31, 1995.
@    Interest earned on uninvested cash balances is used to
     offset portions of the transfer agent expense. These
     arrangements had no effect on the Advisor Shares' expense
     ratio.
+    Non annualized.
*    Annualized.





                See Accompanying Notes to Financial Statements.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

  The Warburg Pincus International Equity Funds (the "Funds") are comprised of Warburg Pincus Major Foreign Markets Fund ("Major Foreign Markets Fund") (formerly, the Warburg Pincus Managed EAFE@ Countries Fund), Warburg Pincus International Equity Fund (the "International Equity Fund"), Warburg Pincus International Small Company Fund (the International Small Company Fund"), and Warburg Pincus Global Post-Venture Capital Fund (the "Global Post-Venture Capital Fund") which are registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as diversified, open-end management investment companies, and the Warburg Pincus Emerging Markets Fund (the "Emerging Markets Fund") which is registered under the 1940 Act as a non-diversified, open-end management investment company.

  Investment objectives for each Fund are as follows: the Major Foreign Markets Fund, the International Equity Fund, and the International Small Company Fund seek long-term capital appreciation; the Emerging Markets Fund seeks growth of capital; and the Global Post-Venture Capital Fund seeks long-term growth of capital.

  Each Fund (except for the Major Foreign Markets Fund and the International Small Company Fund) currently offers two classes of shares, one class being referred to as Common Shares and one class being referred to as Advisor Shares. Common and Advisor Shares in each Fund represent an equal pro rata interest in such Fund, except that they bear different expenses which reflect the difference in the range of services provided to them. Common Shares for the Major Foreign Markets Fund, the International Small Company Fund, the Emerging Markets Fund, and the Global Post-Venture Capital Fund bear expenses paid pursuant to a shareholder servicing and distribution plan adopted by each Fund at an annual rate not to exceed .25% of the average daily net asset value of each Fund's outstanding Common Shares. Advisor Shares for each Fund bear expenses paid pursuant to a distribution plan adopted by each Fund at an annual rate not to exceed .75% of the average daily net asset value of each Fund's outstanding Advisor Shares. Advisor Shares are currently bearing expenses of .50% of average daily net assets. Effective October 30, 1998, the Global Post-Venture Capital Fund ceased offering its Advisor Shares.

  The net asset value of each Fund is determined daily as of the close of regular trading on the New York Stock Exchange. Each Fund's investments are valued at market value, which is generally determined using the last

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D) reported sales price. If no sales are reported, investments are generally valued at the mean between the last reported bid and asked price. In the absence of market quotations, investments are generally valued at fair value as determined by or under the direction of the Fund's Board. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost, which approximates market value.

  When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. The potential loss associated with purchasing an option is limited to the premium paid, and the premium would partially offset any gains achieved from its use.

  The books and records of the Funds are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the end of the period. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of realized gains and losses on investments in equity securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of equity securities. The Funds isolate that portion of realized gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities.

  The Funds may invest in securities of foreign countries and governments which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among other things, fluctuations in currency exchange rates, revaluation of currencies, future adverse political and economic developments and the imposition of other laws and restrictions. Securities of foreign issuers are often subject to less rigorous regulatory practices and requirements than those applied in the United States and may

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

also be less liquid (and their prices more volatile) than securities of comparable U.S. companies. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in many respects.

  A Fund's investments in securities of issuers located in less developed countries considered to be "emerging markets" involve risks in addition to those generally applicable to foreign securities. Investments in the securities of issuers located in emerging markets expose the Fund to economic structures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. The typically small size of the markets for securities of issuers located in emerging markets may also result in a lack of liquidity and greater price volatility.

  Security transactions are accounted for on a trade date basis. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Income, expenses (excluding class-specific expenses, principally distribution, shareholder servicing fees and transfer agent fees) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares. Effective November 1, 1998, class specific expenses no longer include transfer agent fees; accordingly these fees will be allocated proportionately based upon the relative net asset value of outstanding shares. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes.

  Dividends from net investment income and distributions of net realized capital gains, if any, are declared and paid annually for all Funds. However, to the extent that a net realized capital gain can be reduced by a capital loss carryover, such gain will not be distributed. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles.

  No provision is made for federal taxes as it is each Fund's intention to continue to qualify for and elect the tax treatment applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from federal income and excise taxes.

  Costs incurred in connection with organization and offering of shares have been deferred and are being amortized over a period of five years and one year, respectively, from the date each Fund commenced its operations.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES -- (CONT'D)

  Pursuant to an exemptive order issued by the Securities and Exchange Commission, each Fund, along with other Warburg Funds, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by the Funds' custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  The Funds have an arrangement with their transfer agent whereby interest earned on uninvested cash balances is used to offset a portion of the transfer agent expense. For the fiscal period ended October 31, 1998, the Funds received credits or reimbursements under this arrangement as follows:

FUND                                                          AMOUNT
----                                                          ------
International Equity                                          $88,524
Emerging Markets                                                4,057
Global Post-Venture Capital                                       131

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR

  Warburg, which is indirectly controlled by Warburg, Pincus & Co., serves as each Fund's investment adviser. For its investment advisory services, Warburg is entitled to receive the following fees computed daily and payable monthly based on each Fund's average daily net assets:

FUND                                                      ANNUAL RATE
----                                                      -----------
International Equity                           1.00% of average daily net assets
Emerging Markets                               1.25% of average daily net assets
Global Post-Venture Capital                    1.25% of average daily net assets

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

  For the fiscal period ended October 31, 1998, investment advisory fees, waivers and reimbursements were as follows:

                                   GROSS                       NET           EXPENSE
FUND                            ADVISORY FEE    WAIVER     ADVISORY FEE   REIMBURSEMENTS
----                            ------------   ---------   ------------   --------------
International Equity            $21,710,859    $       0   $21,710,859       $      0
Emerging Markets                  1,232,557     (524,180)      708,377        (91,151)
Global Post-Venture Capital          43,604      (43,604)            0        (88,708)

  Abbott Capital Management, LLC ("Abbott") serves as sub-investment adviser for the Global Post-Venture Fund's assets invested in U.S. or foreign private limited partnerships or other investment funds ("Private Fund Investments"). Pursuant to the sub-advisory agreement between Abbott and Warburg, Abbott is entitled to a quarterly fee from Warburg at the annual rate of 1.00% of the net asset value of Private Fund Investments, which fee amount or a portion thereof may be waived by Abbott. No compensation is paid by the Global Post-Venture Capital Fund to Abbott for its sub-investment advisory services.

  Counsellors Funds Service, Inc. ("CFSI"), a wholly owned subsidiary of Warburg, and PFPC Inc. ("PFPC"), an indirect, wholly owned subsidiary of PNC Bank Corp. ("PNC"), serve as each Fund's co-administrators. For its administrative services, CFSI currently receives a fee calculated at an annual rate of .10% of each Fund's average daily net assets. For the fiscal period ended October 31, 1998, administrative services fees earned by CFSI were as follows:

FUND                                                     CO-ADMINISTRATION FEE
----                                                     ---------------------
International Equity                                          $2,171,086
Emerging Markets                                                  98,604
Global Post-Venture Capital                                        3,489

  For administrative services, PFPC receives a fee calculated at an annual rate of .12% on each Fund's first $250 million in average daily net assets, .10% on the next $250 million in average daily net assets, .08% on the next $250 million in average daily net assets, and .05% of the average daily net assets over $750 million. For the fiscal period ended October 31, 1998, administrative service fees earned and voluntarily waived by PFPC (including out of pocket) were as follows:

                                                                                 NET
FUND                                 CO-ADMINISTRATION FEE    WAIVER    CO-ADMINISTRATION FEE
----                                 ---------------------   --------   ---------------------
International Equity                      $1,486,215         $      0        $1,486,215
Emerging Markets                             133,902          (11,373)          122,529
Global Post-Venture Capital                    9,320           (4,186)            5,134

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

2. INVESTMENT ADVISER, CO-ADMINISTRATORS AND DISTRIBUTOR -- (CONT'D)

  Counsellors Securities Inc. ("CSI"), also a wholly-owned subsidiary of Warburg, serves as each Fund's distributor. No compensation is paid by the International Equity Fund to CSI for distribution services. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of
 .25% of the average daily net assets of each Fund's Common Shares pursuant to a shareholder servicing and distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. On February 6, 1998, the Board of Directors approved suspension of the fee for the Major Foreign Markets Fund. For its shareholder servicing and distribution services, CSI receives a fee at an annual rate of .50%, respectively, of the average daily net assets of the Advisor Shares of the International Equity Fund, the Emerging Markets Fund, and the Global Post-Venture Capital Fund pursuant to distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act. For the fiscal period ended October 31, 1998, shareholder servicing and distribution fees earned by CSI were as follows:

                                                         SHAREHOLDER SERVICING/
FUND                                                        DISTRIBUTION FEE
----                                                     ----------------------
Major Foreign Markets Fund
 Common shares                                                 $    2,142
                                                               ==========
International Equity Fund
 Advisor shares                                                $1,982,695
                                                               ==========
International Small Company Fund
 Common shares                                                 $    1,143
                                                               ==========
Emerging Markets Fund
 Common shares                                                 $  246,045
 Advisor shares                                                     1,242
                                                               ----------
                                                               $  247,287
                                                               ==========
Global Post-Venture Capital Fund
 Common shares                                                 $    8,718
 Advisor shares                                                         6
                                                               ----------
                                                               $    8,724
                                                               ==========

3. LINE OF CREDIT

  The Funds, together with other funds advised by Warburg Pincus Asset Management, Inc., the Funds' investment adviser ("Warburg") (collectively the "Warburg Funds"), have established committed and uncommitted lines of credit facilities with PNC Bank, National Association ("PNC") and an uncommitted line of credit facility with Deutche Bank, AG ("Deutche Bank") for temporary or emergency purposes primarily relating to unanticipated

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

3. LINE OF CREDIT -- (CONT'D)

fund share redemptions. Effective December 31, 1997, the terms of the committed line of credit with PNC was amended. Under the terms of the committed line of credit, the Warburg Funds with access to the facility pay a comittment fee at a rate of .07% per annum on the average daily balance of the line of credit, which is undisbursed and uncanceled during the preceding quarter. In addition, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .45%. Under the terms of the uncommitted lines of credit, the Warburg Funds will pay interest on borrowings at the bank's base rate plus .55%. Aggregate borrowings for each fund under the committed and uncommitted lines of credit with PNC may not exceed the lowest of (a) thirty-three and one-third percent (33 1/3%) of the assets of such fund, for any fund that does not invest at least sixty-five percent (65%) of its assets in international equity or fixed income securities (an "International Fund") and twenty-five percent (25%) of the assets of any fund that is an International Fund or (b) the maximum amount permitted by such fund's investment policies and restrictions. Aggregate borrowings for each fund under the uncommitted line of credit facility with Deutsche Bank may not exceed thirty-three and one-third (33 1/3%) of the net assets of such fund. At October 31, 1998 and during the fiscal period ended October 31, 1998, the following funds had borrowings under the lines of credit agreement:

                                                           AVERAGE      MAXIMUM        LOAN
                                          AVERAGE DAILY    INTEREST   DAILY LOAN    OUTSTANDING
FUND                                       LOAN BALANCE     RATE %    OUTSTANDING   AT 10/31/98
----                                      --------------   --------   -----------   -----------
International Equity                         $689,762      5.622%     $51,585,000       $0
Emerging Markets                                4,373      6.266%         798,000        0

4. INVESTMENTS IN SECURITIES

  For the fiscal period ended October 31, 1998, purchases and sales of investment securities (excluding short-term investments) were as follows:

FUND                                               PURCHASES          SALES
----                                             --------------   --------------
International Equity                             $1,957,964,355   $2,907,497,198
Emerging Markets                                    111,977,975      160,008,709
Global Post-Venture Capital                           6,847,698        6,091,741

  At October 31, 1998, the net unrealized appreciation from investments for those securities having an excess of value over cost and net unrealized depreciation from investments for those securities having an excess of cost over value (based on cost for federal income tax purposes) was as follows:

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

4. INVESTMENTS IN SECURITIES -- (CONT'D)

                                                                         NET UNREALIZED
                                           UNREALIZED     UNREALIZED      APPRECIATION
FUND                                      APPRECIATION   DEPRECIATION    (DEPRECIATION)
----                                      ------------   -------------   --------------
International Equity                      $213,072,750   $(144,284,874)   $68,787,876
Emerging Markets                             3,606,442     (13,420,588)    (9,814,146)
Global Post-Venture Capital                    607,126        (352,834)       254,292

5. FORWARD FOREIGN CURRENCY CONTRACTS

  Each Fund may enter into forward currency contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Each Fund will enter into forward contracts primarily for hedging purposes. Forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealised until the contract settlement date or an offsetting position is entered into.

  At October 31, 1998, the International Equity Fund had the following open forward foreign currency contracts:

                                         INTERNATIONAL EQUITY FUND
-----------------------------------------------------------------------------------------------------------
                                                                                                UNREALIZED
                                                                                                 FOREIGN
                               EXPIRATION   FOREIGN CURRENCY     CONTRACT                        EXCHANGE
  FORWARD CURRENCY CONTRACT       DATE         TO BE SOLD         AMOUNT      CONTRACT VALUE   GAIN (LOSS)
  -------------------------    ----------   ----------------   ------------   --------------   ------------
        Japanese Yen           02/26/1999    8,921,842,000     $ 66,795,253    $ 77,896,138    $(11,100,885)
        Japanese Yen           02/26/1999    5,880,000,000       44,011,976      51,337,974      (7,325,998)
        Japanese Yen           02/26/1999       75,000,000          561,377         654,821         (93,444)
        Japanese Yen           02/26/1999      717,000,000        5,350,746       6,260,089        (909,343)
        Japanese Yen           02/26/1999    1,395,000,000       11,940,426      12,179,672        (239,246)
        Japanese Yen           02/26/1999      620,000,000        5,399,286       5,413,188         (13,902)
                                                               ------------    ------------    ------------
                                                               $134,059,064    $153,741,882    $(19,682,818)
                                                               ============    ============    ============

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

6. EQUITY SWAP TRANSACTIONS

  The International Equity Fund and the Emerging Markets Fund each entered into a Korean equity swap agreement dated March 21, 1997, where each Fund received a quarterly payment, representing the total return (defined as market appreciation and dividend income) on a basket of Korean common stocks ("Common Stocks"). In return, the International Equity Fund and the Emerging Markets Fund paid quarterly the LIBOR rate (London Interbank Offered Rate), plus 2.00% and 1.97%, respectively, per annum on the market value of the Common Stocks ("Notional Amount"). The Notional Amount is marked-to-market on each quarterly reset date. In the event that the Common Stocks decline in value, each Fund will be required to pay quarterly, the amount of any depreciation in value of the Notional Amount from the previous quarter.

  During the term of the equity swap transaction, changes in the value of the Common Stocks as compared to the Notional Amount and the difference between the accrued interest expense and dividend income are recognized as unrealized gain or loss. At the quarterly reset date, the change in value of the Common Stock, adjusted for accrued interest expense and dividend income, is recognized as realized gain or loss. At October 31, 1998, each Fund realized a loss of $6,553,028 and $853,210, respectively, on the equity swap transaction which is included in the net realized gain (loss) from security and other related transactions. At October 31, 1998, each Fund no longer held a position in the swap.

7. CAPITAL SHARE TRANSACTIONS

  Each Fund, except the Global Post-Venture Capital Fund, is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which two billion shares of each Fund are designated as Advisor Shares. The Global Post-Venture Capital Fund is authorized to issue three billion full and fractional shares of capital stock, $.001 par value per share, of which one billion shares are designated as Advisor Shares.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

7. CAPITAL SHARE TRANSACTIONS -- (CONT'D)

  Transactions in shares of each Fund were as follows:

                                                           INTERNATIONAL EQUITY FUND
                                                  COMMON SHARES                    ADVISOR SHARES
                                        ---------------------------------   ----------------------------
                                                         FOR THE YEAR ENDED OCTOBER 31,
                                        ----------------------------------------------------------------
                                             1998              1997             1998            1997
                                        ---------------   ---------------   -------------   ------------
Shares sold                                  49,208,088        37,712,671       2,638,046      3,593,153
Shares issued to shareholders on
  reinvestment of dividends                  16,336,304         5,078,533       3,778,779        937,692
Shares redeemed                             (99,781,019)      (70,827,349)    (12,548,585)    (4,577,298)
                                        ---------------   ---------------   -------------   ------------
Net (decrease) in shares outstanding        (34,236,627)      (28,036,145)     (6,131,760)       (46,453)
                                        ===============   ===============   =============   ============
Proceeds from sale of shares            $   896,359,095   $   832,097,028   $  49,230,407   $ 78,002,915
Reinvested dividends                        272,489,395       103,246,572      62,614,371     18,941,382
Net asset value of shares redeemed       (1,826,723,786)   (1,548,688,920)   (228,193,356)   (97,350,280)
                                        ---------------   ---------------   -------------   ------------
Net (decrease) from capital share
  transactions                          $  (657,875,296)  $  (613,345,320)  $(116,348,578)  $   (405,983)
                                        ===============   ===============   =============   ============

                                                                EMERGING MARKETS FUND
                                                       COMMON SHARES               ADVISOR SHARES
                                               -----------------------------   -----------------------
                                                           FOR THE YEAR ENDED OCTOBER 31,
                                               -------------------------------------------------------
                                                   1998            1997           1998         1997
                                               -------------   -------------   -----------   ---------
Shares sold                                       13,544,543      15,395,660       235,380      13,980
Shares issued to shareholders on reinvestment
  of dividends                                       582,196          92,759         1,113           4
Shares redeemed                                  (19,392,450)    (19,011,433)     (256,959)     (1,743)
                                               -------------   -------------   -----------   ---------
Net increase (decrease) in shares outstanding     (5,265,711)     (3,523,014)      (20,466)     12,241
                                               =============   =============   ===========   =========
Proceeds from sale of shares                   $ 118,390,331   $ 209,234,551   $ 1,967,876   $ 204,109
Reinvested dividends                               5,373,673       1,143,716        10,321          55
Net asset value of shares redeemed              (172,692,012)   (255,371,760)   (2,218,983)    (23,597)
                                               -------------   -------------   -----------   ---------
Net increase (decrease) from capital share
  transactions                                 $ (48,928,008)  $ (44,993,493)  $  (240,786)  $ 180,567
                                               =============   =============   ===========   =========

                                                                  GLOBAL POST-VENTURE CAPITAL FUND
                                                                COMMON SHARES              ADVISOR SHARES
                                                         ---------------------------      -----------------
                                                                   FOR THE YEAR ENDED OCTOBER 31,
                                                         --------------------------------------------------
                                                            1998            1997          1998       1997
                                                         ----------      -----------      ----      -------
Shares sold                                                 131,789          209,142        0            15
Shares issued to shareholders on reinvestment of
  dividends                                                  10,620                0        4             0
Shares redeemed                                             (81,397)        (227,374)       0          (564)
                                                         ----------      -----------      ---       -------
Net increase (decrease) in shares outstanding                61,012          (18,232)       4          (549)
                                                         ==========      ===========      ===       =======
Proceeds from sale of shares                             $1,626,747      $ 2,110,622      $ 0       $   150
Reinvested dividends                                        108,115                0       40             0
Net asset value of shares redeemed                         (915,348)      (2,438,359)       0        (5,627)
                                                         ----------      -----------      ---       -------
Net increase (decrease) from capital share
  transactions                                           $  819,514      $  (327,737)     $40       $(5,477)
                                                         ==========      ===========      ===       =======

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

8. LIABILITIES

  At October 31, 1998, the Funds had the following affiliated and investment related liabilities:

                                                                               EMERGING       GLOBAL
                                                              INTERNATIONAL    MARKETS     POST-VENTURE
                                                               EQUITY FUND       FUND      CAPITAL FUND
                                                              -------------   ----------   ------------
Payable for securities purchased (at value)                    $18,530,833    $1,627,777     $23,490
Investment advisory fee payable                                  1,285,034        58,331         680
Administration services fee payable                                128,504         4,844         279
Distribution fee payable                                           566,573        12,903          15
Payable for Fund shares redeemed                                 8,920,231       267,495       4,720
Payable for forward contracts                                   11,862,462             0           0

9. NET ASSETS

  At October 31, 1998, capital contributions, undistributed net investment income, accumulated net realized gain (loss) from security transactions and current period distribution have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of foreign currency and equity swap transactions. The International Equity Fund, the Emerging Markets Fund, and the Global Post-Venture Capital Fund reclassified ($14,782,299), $901,416, and ($1,517), respectively, from accumulated net realized gain (loss) on security transactions and foreign currency related items to undistributed net investment income. The International Equity Fund, and the Emerging Markets Fund reclassified $4,592,556, and $283,298, respectively, from accumulated net investment loss to capital contributions. The Global Post-Venture Capital Fund reclassified offering costs of $116,731 from undistributed net investment income (loss) to capital contributions. The Global Post-Venture Capital Fund reclassified $559 of book distributions of net investment income to distributions from realized gains (losses). In addition, the International Equity Fund, and the Emerging Markets Fund reclassified $18,984,334, and ($373,174), respectively, of book distributions from realized gains (losses) to distributions of net investment income. Net investment income, net realized gain (loss) on investments and net assets were not affected by this reclassification.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

9. NET ASSETS -- (CONT'D)

  Net Assets at October 31, 1998, consisted of the following:

                                                                                 EMERGING        GLOBAL
                                                              INTERNATIONAL      MARKETS      POST-VENTURE
                                                               EQUITY FUND         FUND       CAPITAL FUND
                                                              --------------   ------------   ------------
Capital contributed, net                                      $1,696,752,863   $133,955,470    $3,397,104
Undistributed net investment income                                        0              0             0
Accumulated net realized gain (loss) from security
 transactions                                                   (164,288,256)   (64,293,799)       10,895
Net unrealized appreciation (depreciation) from investments
 and foreign currency related items                               51,474,835     (9,447,127)      254,298
                                                              --------------   ------------    ----------
Net assets                                                    $1,583,939,442   $ 60,214,544    $3,662,297
                                                              ==============   ============    ==========

10. CAPITAL LOSS CARRYOVER

  At October 31, 1998, capital loss carryovers available to offset possible future capital gains of each Fund were as follows:

                                                      CAPITAL LOSS CARRYOVER
FUND                                                     EXPIRING IN 2006
----                                                  ----------------------
International Equity                                       $181,861,023
Emerging Markets                                             63,924,245

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS

  Each Fund (except the Major Foreign Markets Fund and the International Small Company Fund) currently offers one other class of shares, Common Shares, representing equal pro rata interests in each of the respective Warburg Pincus International Funds. The financial highlights for a Common Share of each Fund are as follows:

                                                          INTERNATIONAL EQUITY FUND
                                        --------------------------------------------------------------
                                                                COMMON SHARES
                                        --------------------------------------------------------------
                                           1998         1997         1996         1995         1994
PERIOD ENDED:                           ----------   ----------   ----------   ----------   ----------
PER-SHARE DATA
   Net asset value, beginning of
     period                             $    20.76   $    20.69   $    19.30   $    20.51   $    17.00
                                        ----------   ----------   ----------   ----------   ----------
INVESTMENT ACTIVITIES:
   Net investment income                      0.12(a)       0.04        0.22         0.12         0.09
   Net gains or losses on investments
     and foreign currency related
     items (both realized and
     unrealized)                             (1.38)        0.88         1.73        (0.67)        3.51
                                        ----------   ----------   ----------   ----------   ----------
       Total from investment
        activities                           (1.26)        0.92         1.95        (0.55)        3.60
                                        ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS:
   From net investment income                (0.14)       (0.11)       (0.56)       (0.13)       (0.04)
   In excess of net investment income         0.00         0.00         0.00         0.00        (0.01)
   From realized capital gains               (2.72)       (0.74)        0.00        (0.53)       (0.04)
                                        ----------   ----------   ----------   ----------   ----------
       Total distributions                   (2.86)       (0.85)       (0.56)       (0.66)       (0.09)
                                        ----------   ----------   ----------   ----------   ----------
NET ASSET VALUE, END OF PERIOD          $    16.64   $    20.76   $    20.69   $    19.30   $    20.51
                                        ==========   ==========   ==========   ==========   ==========
Total return                                 (6.12)%       4.54%       10.35%       (2.55)%      21.22%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s
omitted)                                $1,283,673   $2,312,042   $2,885,453   $2,068,207   $1,533,872
   Ratio of expenses to average net
     assets                                   1.36%@       1.33%@       1.38%@       1.39%        1.44%
   Ratio of net income to average net
     assets                                    .65%         .56%         .62%         .69%         .19%
Portfolio turnover rate                      95.44%       61.80%       32.49%       32.24%       17.02%

--------------------------------------------------------------------------------

(a) Per share information is calculated using the average shares outstanding method.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .01% and .01%, for the years ending October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.36%, 1.32% and 1.37% for the years ended October 31, 1998, 1997 and 1996, respectively.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                                     EMERGING MARKETS FUND
                                                             --------------------------------------
                                                                         COMMON SHARES
                                                             --------------------------------------
                                                              1998       1997       1996     1995**
PERIOD ENDED:                                                -------   --------   --------   ------
PER-SHARE DATA
   Net asset value, beginning of period                      $ 10.82   $  12.19   $  11.28   $10.00
                                                             -------   --------   --------   ------
INVESTMENT ACTIVITIES:
   Net investment income                                        0.11       0.04       0.07     0.08
   Net gains or losses on investments and foreign currency
     related items (both realized and unrealized)              (3.86)     (1.34)      0.99     1.25
                                                             -------   --------   --------   ------
       Total from investment activities                        (3.75)     (1.30)      1.06     1.33
                                                             -------   --------   --------   ------
DISTRIBUTIONS:
   From net investment income                                  (0.04)     (0.03)     (0.08)   (0.05)
   From realized capital gains                                 (0.44)     (0.04)     (0.07)    0.00
                                                             -------   --------   --------   ------
       Total distributions                                     (0.48)     (0.07)     (0.15)   (0.05)
                                                             -------   --------   --------   ------
NET ASSET VALUE, END OF PERIOD                               $  6.59   $  10.82   $  12.19   $11.28
                                                             =======   ========   ========   ======
Total return                                                  (35.95)%   (10.71)%     9.46%   13.33%+
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                     $60,189   $155,806   $218,421   $6,780
   Ratio of expenses to average net assets                      1.65%@     1.66%@     1.62%@   1.00%*
   Ratio of net income to average net assets                    1.00%       .24%       .31%    1.25%*
   Decrease reflected in above operating expense ratios due
     to waivers/reimbursements                                   .63%       .46%       .77%   11.08%*
Portfolio turnover rate                                       125.59%     92.48%     61.84%   57.76%+

--------------------------------------------------------------------------------

** For the period December 30, 1994 (commencement of operations) through October 31, 1995.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .01% and .01%, for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65%, 1.65% and 1.61% for the years ended October 31, 1998, 1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

WARBURG PINCUS INTERNATIONAL EQUITY FUNDS
NOTES TO FINANCIAL STATEMENTS (CONT'D)
October 31, 1998
--------------------------------------------------------------------------------

11. OTHER FINANCIAL HIGHLIGHTS -- (CONT'D)

                                                              GLOBAL POST-VENTURE CAPITAL FUND
                                                              --------------------------------
                                                                       COMMON SHARES
                                                              --------------------------------
                                                               1998         1997        1996**
PERIOD ENDED:                                                 -------      -------      ------
PER-SHARE DATA
   Net asset value, beginning of period                       $ 11.15      $  9.86      $10.00
                                                              -------      -------      ------
INVESTMENT ACTIVITIES:
   Net investment loss                                          (0.02)       (0.13)       0.00
   Net gains or losses on investments and foreign currency
     related items (both realized and unrealized)               (0.20)        1.42       (0.14)
                                                              -------      -------      ------
       Total from investment activities                         (0.22)        1.29       (0.14)
                                                              -------      -------      ------
DISTRIBUTIONS:
   From net investment income                                   (0.29)        0.00        0.00
   From realized capital gains                                  (0.11)        0.00        0.00
                                                              -------      -------      ------
       Total distributions                                      (0.40)        0.00        0.00
                                                              -------      -------      ------
NET ASSET VALUE, END OF PERIOD                                $ 10.53      $ 11.15      $ 9.86
                                                              =======      =======      ======
Total return                                                    (1.91)%      13.08%      (1.40)%+
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)                      $ 3,661      $ 3,197      $3,007
   Ratio of expenses to average net assets                       1.65%@       1.66%@      1.65%*@
   Ratio of net income to average net assets                    (1.01)%       (.96)%      (.20)%*
   Decrease reflected in above operating expense ratios
     due to waivers/reimbursements                               3.90%        6.48%      21.71%*
Portfolio turnover rate                                        186.67%      207.25%       5.85%+

--------------------------------------------------------------------------------

** For the period September 30, 1996 (commencement of operations) through October 31, 1996.

@ Interest earned on uninvested cash balances is used to offset portions of the transfer agent expenses. These arrangements resulted in a reduction to the Common Shares' expenses by .00%, .01% and .00%, for the years ended October 31, 1998, 1997 and 1996, respectively. The Common Shares' operating expense ratio after reflecting these arrangements were 1.65%, 1.65% and 1.65% for the years ended October 31, 1998, 1997 and 1996, respectively.

+    Non annualized.

*    Annualized.

WARBURG PINCUS INTERNATIONAL EQUITY FUND
SHAREHOLDER TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

  Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Fund's fiscal year end as to the U.S. federal tax status of distributions received by the Fund's shareholders in respect of such fiscal year. During the fiscal year ended October 31, 1998, the following dividends and distributions per share were paid by each of the Funds:

                            ORDINARY      MID-TERM        LONG-TERM     FOREIGN SOURCE    FOREIGN TAXES
                             INCOME     CAPITAL GAINS   CAPITAL GAINS       INCOME       PAID OR WITHHELD
FUND                        PER SHARE     PER SHARE       PER SHARE       PER SHARE         PER SHARE
----                        ---------   -------------   -------------   --------------   ----------------
       PAYMENT DATE         12/19/97      12/19/97        12/19/97
                            --------      --------         -------
International Equity
 Common Shares              $ 0.9494      $ 0.0000         $1.9077         $0.2017           $0.0516
 Advisor Shares               0.8454        0.0000          1.9077          0.1367            0.0516
Emerging Markets
 Common Shares                0.4758        0.0000          0.0000          0.0134            0.0331
 Advisor Shares               0.4758        0.0000          0.0000          0.0109            0.0331
Global Post Venture
Capital*
 Common Shares                0.2867        0.1066          0.0000             N/A               N/A
 Advisor Shares               0.2750        0.1066          0.0000             N/A               N/A

  Further, the above information was provided to calendar year taxpayers via Form 1099-DIV mailed in January of 1998.

  Because the fiscal year of the Funds is not a calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

------------------
* Of the ordinary income distributions made during 1997, 5.69% qualify for the dividends received deduction available to corporation shareholders.

WARBURG PINCUS FUNDS
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of WARBURG, PINCUS INTERNATIONAL EQUITY FUND, INC.;
WARBURG, PINCUS EMERGING MARKETS FUND, INC. AND
WARBURG, PINCUS GLOBAL POST-VENTURE CAPITAL FUND, INC.:

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Warburg, Pincus International Equity Fund, Inc., Warburg, Pincus Emerging Markets Fund, Inc. and Warburg, Pincus Global Post-Venture Capital Fund, Inc. (all funds collectively referred to as the "Funds") at October 31, 1998, the results of their operations for the year then ended, changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the years (or periods) presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
December 11, 1998

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



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


                  --------------------------------------------


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                                 ADVISOR FUNDS


                                  COUNSELLORS

                                SECURITIES INC.,

                                  DISTRIBUTOR

                                  800-369-2728

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